                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       AUGUST 8, 2005 AND AUGUST 12, 2005

                               ERF WIRELESS, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                     000-27467                  76-0196431
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


         2911 South Shore Boulevard, Suite 100, League City, Texas 77573
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (281) 538-2101

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 8, 2005, ERF Wireless, Inc. ("ERFW") entered into an Asset Purchase Agreement to purchase assets from Skyvue USA East Central Texas Inc., a Texas corporation ("Skyvue USA"). The assets will be used to operate an enterprise-class encrypted wireless banking network business. ERFW will pay Skyvue USA $600,000 plus earn-out payments based upon a multiples of Adjusted EBITDA of the assets contributed to ERFW's newly created wholly owned subsidiary, ERF Enterprise Network Services, Inc., a Texas corporation. A copy of the Asset Purchase Agreement and ERFW's press release announcing a binding Letter of Intent to acquire the business of Skyvue USA are included as an exhibits to this report.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 12, 2005, ERFW completed the purchase of assets from Skyvue USA under the Asset Purchase Agreement dated August 8, 2005. Under the Asset Purchase Agreement, ERFW acquired the CryptoVue System consisting of software, site based hardware devices and servers to perform network encryption, contracts for the construction, operation, monitoring and maintenance of fixed wireless networks for banking customers, ISP subscriber agreements, trade names, equipment and software, including the software architecture and design. As noted in Item 1.01 the assets were acquired from Skyvue USA East Central Texas Inc., a Texas corporation. At the time of the transaction, there were no material relationships between the seller and ERFW or any of its affiliates, or any director or officer of ERFW, or any associate of any such officer or director. ERFW paid $600,000 in cash, notes and securities, plus agreed to make certain future plus earn-out payments based upon multiples of Adjusted EBITDA of the assets contributed to ERFW's wholly owned subsidiary.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of the business acquired and pro forma financial information will be filed by amendment within the time limits prescribed by Form 8-K.


Exhibit 10.5 Asset Purchase Agreement dated August 8, 2005, by and among ERF Wireless, Inc., a Nevada corporation, ERF Enterprise Network Services, Inc., a Texas corporation, and SkyvueUSA East Central Texas, Inc., a Texas corporation. **Previously filed on August 12, 2005 ACCESSION-NUMBER 0001019687-05-002197

Exhibit 99.1 Press release dated August 9, 2005 announcing the execution of a binding Letter of Intent to acquire virtually all of the enterprise-class encrypted wireless banking network business of Skyvue USA. **Previously filed on August 12, 2005 ACCESSION-NUMBER 0001019687-05-002197

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2005



/S/ R. GREG SMITH
-----------------
R. GREG SMITH
CHIEF EXECUTIVE OFFICER